SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 10, 2006

Intelsat, Ltd.

(Exact Name of Registrant as Specified in Charter)

Bermuda	000-50262	98-0346003
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Wellesley House North, 2nd Floor, 90 Pitts Bay Road, Pembroke, Bermuda	HM 08
(Address of Principal Executive Offices)	(Zip Code)

(441) 294-1650

Registrant’s telephone number, including area code

n/a

(Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

On January 10, 2006, Intelsat, Ltd. announced that Ramu Potarazu has resigned his position as Chief Operating Officer of Intelsat, Ltd. effective from February 9, 2006 and Kevin Mulloy has resigned his position as President of Intelsat Global Service Corporation effective from January 27, 2006. On January 10, 2006, Intelsat, Ltd. issued a press release relating to the foregoing matters, a copy of which is furnished herewith as an exhibit.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1	Press Release dated January 10, 2006 entitled “Intelsat Announces Appointments to Executive Team.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 16, 2006

INTELSAT, LTD.

By:	/s/ Phillip L. Spector
Phillip L. Spector
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated January 10, 2006 entitled “Intelsat Announces Appointments to Executive Team.”